UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2016

(Exact name of registrant as specified in its charter)

New Jersey	I-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Johnson & Johnson Plaza New Brunswick, New Jersey	08933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 11, 2016, Johnson & Johnson, a New Jersey corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank AG, London Branch, Merrill Lynch International, Citigroup Global Markets Limited, Goldman, Sachs & Co. and J.P. Morgan Securities plc, as managers of the several Underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters:

(1)	€1,000,000,000 aggregate principal amount of 0.250% Notes due 2022;

(2)	€750,000,000 aggregate principal amount of 0.650% Notes due 2024;

(3)	€750,000,000 aggregate principal amount of 1.150% Notes due 2028; and

(4)	€1,500,000,000 aggregate principal amount of 1.650% Notes due 2035;

(collectively, the “Notes”) under the Company’s Registration Statement on Form S-3, Reg. No. 333-194146. The issuance and sale of the Notes closed on May 20, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, relating to the €1,000,000,000 0.250% notes due 2022, the €750,000,000 0.650% notes due 2024, €750,000,000 1.150% notes due 2028 and €1,500,000,000 1.650% notes due 2035.

4.1	Company Order establishing the terms of the Notes.

4.2	Form of 0.250% Note due 2022.

4.3	Form of 0.650% Note due 2024.

4.4	Form of 1.150% Note due 2028.

4.5	Form of 1.650% Note due 2035.

5.1	Opinion of Thomas J. Spellman III, Assistant General Counsel and Corporate Secretary of the Company.

5.2	Opinion of Covington & Burling LLP.

23.1	Consent of Thomas J. Spellman III, Assistant General Counsel and Corporate Secretary of the Company (included in Exhibit 5.1 of this current report).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2 of this current report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Johnson & Johnson

By:	/s/ Thomas J. Spellman III
Thomas J. Spellman III
Assistant General Counsel and Corporate Secretary

May 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, relating to the €1,000,000,000 0.250% notes due 2022, the €750,000,000 0.650% notes due 2024, €750,000,000 1.150% notes due 2028 and €1,500,000,000 1.650% notes due 2035.

4.1	Company Order establishing the terms of the Notes.

4.2	Form of 0.250% Note due 2022.

4.3	Form of 0.650% Note due 2024.

4.4	Form of 1.150% Note due 2028.

4.5	Form of 1.650% Note due 2035.

5.1	Opinion of Thomas J. Spellman III, Assistant General Counsel and Corporate Secretary of the Company.

5.2	Opinion of Covington & Burling LLP.

23.1	Consent of Thomas J. Spellman III, Assistant General Counsel and Corporate Secretary of the Company (included in Exhibit 5.1 of this current report).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2 of this current report).